UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2020
Starbucks Corporation
(Exact name of registrant as specified in its charter)

Washington	0-20322	91-1325671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Utah Avenue South, Seattle, Washington 98134
(Address of principal executive offices) (Zip Code)

(206) 447-1575
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SBUX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the 2020 Annual Meeting of Shareholders held on March 18, 2020, the shareholders of Starbucks Corporation (the "Company") elected the 13 directors nominated by the Board to serve until the 2021 Annual Meeting of Shareholders and until their successors are elected and qualified; the shareholders approved an advisory resolution to approve executive compensation; the shareholders approved the ratification of the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending September 27, 2020; the shareholders did not approve a shareholder proposal regarding EEO policy risk reporting. The proposals are further described in the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on January 24, 2020.
The table below sets forth the number of votes cast for and against, and the number of abstentions and broker non-votes, for each matter voted upon by the Company's shareholders.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Election of Directors
Richard E. Allison, Jr.	792,043,953	11,305,960	1,251,605	187,494,578
Rosalind G. Brewer	790,115,895	13,531,596	954,027	187,494,578
Andrew Campion	802,163,194	1,194,020	1,244,304	187,494,578
Mary N. Dillon	677,176,798	125,930,490	1,494,230	187,494,578
Isabel Ge Mahe	800,519,119	3,052,881	1,029,518	187,494,578
Mellody Hobson	759,394,891	43,737,608	1,469,019	187,494,578
Kevin R. Johnson	799,295,066	4,238,915	1,067,537	187,494,578
Jørgen Vig Knudstorp	794,103,463	9,229,503	1,268,552	187,494,578
Satya Nadella	788,026,719	15,457,087	1,117,712	187,494,578
Joshua Cooper Ramo	799,562,493	3,304,093	1,734,932	187,494,578
Clara Shih	788,790,620	14,757,366	1,053,532	187,494,578
Javier G. Teruel	766,737,848	36,699,189	1,164,481	187,494,578
Myron E. Ullman, III	776,071,136	27,372,036	1,158,346	187,494,578

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory Resolution to Approve Executive Compensation	677,530,625	124,396,272	2,674,621	187,494,578

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of Selection of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the fiscal year ending September 27, 2020	952,364,314	38,038,917	1,692,865	N/A

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Shareholder Proposal Regarding EEO Policy Risk Report	11,939,598	777,393,209	15,268,711	187,494,578

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION

Dated: March 23, 2020	By:	/s/ Rachel A. Gonzalez
Rachel A. Gonzalez
executive vice president, general counsel and secretary